UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 21, 2007
                                 PUBLIC STORAGE
             (Exact Name of Registrant as Specified in its Charter)


             Maryland                      1-33519              95-3551121
---------------------------------  ------------------------  -----------------
 (State or Other Jurisdiction of   (Commission File Number)  (I.R.S. Employer
          Incorporation)                                     Identification No.)


 701 Western Avenue, Glendale, California                       91201-2349
------------------------------------------                      ----------
 (Address of Principal Executive Offices)                       (Zip Code)

                                 (818) 244-8080
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01  Regulation FD Disclosure

On June 21, 2007, Public Storage's subsidiary, Shurgard Self Storage Europe Limited, ("Shurgard Europe") a developer, owner and operator of self-storage centers in Europe, announced that due to adverse market conditions, it has withdrawn the previously announced offering of shares on Euronext Brussels.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2007


                                                PUBLIC STORAGE

                                                By:  /s/ John Reyes
                                                     --------------
                                                     John Reyes
                                                     Senior Vice President and
                                                     Chief Financial Officer